                                  CERTIFICATION
                                  -------------

I, Robert A. Crowley, certify that:

1.   I have reviewed this report on Form N-Q of The Crowley Portfolio Group Inc.
     (the "Registrant");

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the schedules of investments included in this report fairly present in all material  respects the  investments of the Registrant as of the end of the fiscal quarter for which the report is filed;

4.   The  Registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in  Rule  30a-3(c)  under  the  Investment  Company  Act of  1940)  for the
     Registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the
          Registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  Evaluated the  effectiveness of the Registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report,  based on such evaluation;

5.   Disclosed in this report any change in the  Registrant's  internal  control over financial  reporting that occurred during the Registrant's most recent fiscal quarter that has  materially  affected,  or is reasonably  likely to
     materially  affect,  the  Registrant's   internal  control  over  financial
     reporting; and

6.   The  Registrant's  other  certifying  officer and I have  disclosed  to the
     Registrant's  auditors and the audit committee of the Registrant's Board of
     Directors:

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  Registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  Registrant's  internal control over financial reporting.

/s/ Robert A. Crowley
---------------------------------
Robert A. Crowley
Principal Executive Officer
The Crowley Portfolio Group, Inc.
Date:  October 27, 2004

                                  CERTIFICATION
                                  -------------

I, Robert A. Crowley, certify that:

1.   I have reviewed this report on Form N-Q of The Crowley Portfolio Group Inc.
     (the "Registrant");

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my knowledge, the schedules of investments included in this report fairly present in all material  respects the  investments of the Registrant as of the end of the fiscal quarter for which the report is filed;

4.   The  Registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in  Rule  30a-3(c)  under  the  Investment  Company  Act of  1940)  for the
     Registrant and have:

     (a)  Designed  such  disclosure  controls  and  procedures,  or caused such
          disclosure   controls  and   procedures  to  be  designed   under  our
          supervision,  to ensure  that  material  information  relating  to the
          Registrant,  including its consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

     (b)  Evaluated the  effectiveness of the Registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures,  as of a date within 90 days prior to the filing date of this report,  based on such evaluation;

5.   Disclosed in this report any change in the  Registrant's  internal  control over financial  reporting that occurred during the Registrant's most recent fiscal quarter that has  materially  affected,  or is reasonably  likely to
     materially  affect,  the  Registrant's   internal  control  over  financial
     reporting; and

6.   The  Registrant's  other  certifying  officer and I have  disclosed  to the
     Registrant's  auditors and the audit committee of the Registrant's Board of
     Directors:

     (a)  All significant  deficiencies and material weaknesses in the design or operation  of internal  control  over  financial  reporting  which are reasonably  likely to  adversely  affect the  Registrant's  ability to record, process, summarize, and report financial information; and

     (b)  Any fraud, whether or not material,  that involves management or other employees who have a  significant  role in the  Registrant's  internal control over financial reporting.

/s/ Robert A. Crowley
---------------------------------
Robert A. Crowley
Principal Financial Officer
The Crowley Portfolio Group, Inc.
Date:  October 27, 2004